UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 21, 2006

                               CARBON JUNGLE, INC.
                               -------------------
             (Exact name of registrant as specified in its charter).

            Nevada                  333-58188                   91-1933601
            ------                  ---------                    ----------
      (State  or other             (Commission                 (IRS Employer
jurisdiction of incorporation)     File Number)             Identification  No.)


400 Continental Blvd. - 6th Floor, El Segundo, CA                   90245
---------------------------------------------------------           -----
(Address  of  principal  executive  offices)                     (Zip  Code)

Registrant's  telephone  number,  including  area  code         (310) 426-2333
                                                                ---------------

                      ONE TOUCH TOTAL COMMUNICATIONS, INC.
                      ------------------------------------
                                1636 STADIUM VIEW
                                -----------------
                                ANAHEIM, CA 92806
                                -----------------
          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On April 21, 2006, the Registrant's Board of Directors dismissed L. L. Bradford & Company, LLC of Las Vegas, Nevada from its position as the Registrant's principal independent accountant.

     L.L. Bradford & Company, LLC rendered an opinion on the Registrant's financial statements for the years ended December 31, 2001 and 2000 that is included in the Registrant's Annual Report on Form 10-KSB that was filed on April 12, 2002. L.L. Bradford & Company, LLC has not rendered an opinion on the Registrant's financial statements for any period subsequent to 2001. The audit reports of L.L. Bradford & Company, LLC did not contain any other adverse opinion or disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent audited fiscal years and during the subsequent interim period through April 21, 2006 there were no disagreements between the Registrant and L. L. Bradford & Company, LLC, on any matter of accounting principles or practices, financial statements disclosure, of auditing principles or procedure, which disagreements, if not resolved to the satisfaction of L.L. Bradford & Company, LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     On April 21, 2006, the Registrant engaged Demetrius & Company, L.L.C. of Wayne, New Jersey as the Registrant's principal independent auditor. At no time during the past two fiscal years or any subsequent period through April 21, 2006 did the Registrant consult with Demetrius & Company, L.L.C. regarding any matter of the sort described above with reference to L.L. Bradford & Company, LLC, any issue relating to the Registrant's financial statements, or the type of audit opinion that might be rendered for the Registrant.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibits
--------

16-a     Letter  from  L.L.  Bradford  &  Company,  LLC  dated  April  26,  2006
16-b     Letter  from  L.L.  Bradford  &  Company,  LLC  dated  May  23,  2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May  23,  2006                         CARBON  JUNGLE,  INC.

                                 By:  /s/  Bo  Linton
                                      ---------------
                                      Bo  Linton,  President


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